UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 14, 2020
WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Commerce Drive, Loveland, Ohio 45140
(Address of principal executive offices) (zip code)
(513) 360-4704
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 14, 2020, Workhorse Group Inc. (the “Company”) entered into a Paycheck Protection Program Term Note (“PNC Note”) with PNC Bank, N.A. (“PNC”) under the Paycheck Protection Program (the “Program”) of the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration. The Company received total proceeds of $1,411,000 from the PNC Note. In accordance with the requirements of the CARES Act, the Company will use proceeds from the PNC Note primarily for payroll costs. Interest accrues on the PNC Note at the rate per annum of 1.00%. The Company may apply to PNC for forgiveness of the amount due on the PNC Note which shall be an amount equal to the sum of payroll costs, mortgage interest, rent obligations and covered utility payments incurred during the eight weeks following disbursement under the PNC Note.

During the period from April 14, 2020 through the six-month anniversary of the date of the PNC Note (the “Deferral Expiration Date”), neither principal nor interest shall be due and payable during this deferral period. On the Deferral Expiration Date, the outstanding principal of the PNC Note that is not forgiven under the Program (the “Conversion Balance”) shall convert to an amortizing term loan. On November 15, 2020, all accrued interest that is not forgiven under the Program shall be due and payable. Additionally, on November 15, 2020 and continuing on the 15th day of each month thereafter until April 13, 2022 equal installments of principal shall be due and payable, each in an amount determined by dividing the Conversion Balance by 18 (the “Monthly Principal Amount”). Interest shall be payable at the same times as the Monthly Principal Amount. Any outstanding principal and accrued interest shall be due and payable in full on April 13, 2022.

The foregoing description of the PNC Note is qualified in its entirety by reference to Exhibit 99.1 attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover page from this Current Report on Form 8-K, formatted as Inline XBRL
99.1	Paycheck Protection Program Term Note payable to PNC Bank, NA dated April 14, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April 16, 2020	By:	/s/ Steve Schrader
	Name: Title:	Steve Schrader Chief Financial Officer